AXP(R)
                                                                    Discovery
                                                                         Fund

                                                           2001 ANNUAL REPORT
                                                        (PROSPECTUS ENCLOSED)

American
   Express
Funds

(icon of) ruler

AXP Discovery Fund seeks to provide
shareholders with long-term growth
of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Your Piece of
the Future

Glance through current business magazine and newspaper articles on the fastest-growing companies in America -- and you'll find many of the stocks that AXP Discovery Fund owns. The Fund seeks small- to medium-sized firms at the forefront of rapidly growing markets or industries. From high-tech companies in computer networking or biotechnology to firms that have found new ways to make, manage or market traditional products and services, these are the companies that are creating jobs and reshaping U.S. industry today.


Table of Contents
2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman ....................................................3
From the Portfolio Managers ..........................................3
Fund Facts ...........................................................5
The 10 Largest Holdings ..............................................6
Making the Most of the Fund ..........................................7
The Fund's Long-term Performance .....................................8
Board Members and Officers............................................9
Independent Auditors' Report ........................................11
Financial Statements ................................................12
Notes to Financial Statements .......................................15
Investments in Securities ...........................................22
Federal Income Tax Information ......................................28

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2   AXP DISCOVERY FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.

Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board

Arne H. Carlson

(picture of) Jake Hurwitz
Jake Hurwitz
Portfolio Manager

From the Portfolio Managers

AXP Discovery Fund experienced a decline during the past fiscal year, as a difficult investment environment depressed stock prices. For the 12 months -- August 2000 through July 2001 -- the Fund's Class A shares lost 13.88% (excluding the sales charge). While the Fund's performance was better than that of the broad market, as measured by the Standard & Poor's 500, it lagged that of the Standard & Poor's 600, an index of small-capitalization stocks that serves as the measuring stick for this type of fund.

The period got off to a strong start, as the stock market recorded a sharp gain in August 2000. But the ensuing months brought an overall downturn, as concerns about a slowdown in the economy and corporate profits dampened investors' spirits.


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3   AXP DISCOVERY FUND -- ANNUAL REPORT


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(picture of) Kent A. Kelley
Kent A. Kelley
Portfolio manager

SLOWDOWN TAKES ITS TOLL
The initial result was an extended wave of selling from September until late December. After a brief rebound in January spurred by the first in a series of interest-rate cuts by the Federal Reserve, stock prices went into another steep slide in February and March. Hope for a quick earnings recovery in the second half of 2001 sparked a vigorous rally in the spring. But disappointing second-quarter earnings, along with cautious outlooks from corporate management, led to a summer slump that finally brought the fiscal year to an end and the investment roller coaster to a halt.

The Fund's performance experienced considerable ups and downs during the period. But the Fund did enjoy something of an advantage in that the small-capitalization segment of the market in which it invests, though still subject to considerable volatility, held up better overall than mid- and large-cap stocks.

The structure of the portfolio also helped the Fund's performance. Prior to the start of the period, we began broadening the portfolio's industry diversification by adding stocks in a number of sectors, especially health care, energy, utilities and financial services. All told, we increased the number of stocks in the portfolio from fewer than 100 to more than 200 by period-end.

Underlying these changes was an effort to reposition the portfolio with a greater emphasis on small-cap growth stocks. This meant adding more growth names to the portfolio, which resulted in a mix of roughly 70% growth and 30% value -- about what we expect to maintain on an ongoing basis. The revised composition is more consistent with the Fund's growth-biased investment objectives, while still providing valuable diversification. As it turned out, value stocks substantially out-performed growth stocks during the 12 months. Therefore, having some exposure to value allowed the Fund to fare much better than a pure-growth portfolio.

Looking ahead to the new fiscal year, we think small-cap stocks continue to hold an important advantage over mid- and large-caps: On the whole, they're more reasonably priced based on their respective companies' earnings. Once investors are convinced the economy will improve, which we expect before year-end, we think we'll see a stronger stock market, with small-caps still in the leadership role.

Jake Hurwitz

Kent A. Kelley

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4   AXP DISCOVERY FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                         $ 6.68
July 31, 2000                                         $10.29
Decrease                                              $ 3.61

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                           $ 2.16
From long-term capital gains                          $ 0.03
Total distributions                                   $ 2.19
Total return*                                         -13.88%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                         $ 6.24
July 31, 2000                                         $ 9.84
Decrease                                              $ 3.60

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                           $ 2.16
From long-term capital gains                          $ 0.03
Total distributions                                   $ 2.19
Total return*                                         -14.49%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                         $ 6.23
July 31, 2000                                         $ 9.84
Decrease                                              $ 3.61

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                           $ 2.16
From long-term capital gains                          $ 0.03
Total distributions                                   $ 2.19
Total return*                                         -14.63%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                         $ 6.74
July 31, 2000                                         $10.33
Decrease                                              $ 3.59

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                           $ 2.16
From long-term capital gains                          $ 0.03
Total distributions                                   $ 2.19
Total return*                                         -13.57%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.


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5   AXP DISCOVERY FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                          Percent                 Value
                                      (of net assets)     (as of July 31, 2001)
Universal Health Services Cl B            .92%                 $2,607,561
P.F. Chang's China Bistro                 .78                   2,209,680
Topps                                     .75                   2,117,840
Stone Energy                              .71                   1,999,645
Vintage Petroleum                         .70                   1,984,850
STERIS                                    .68                   1,914,390
StanCorp Financial Group                  .67                   1,905,120
Dal-Tile Intl                             .63                   1,784,070
Diagnostic Products                       .63                   1,781,120
Commonwealth Telephone Enterprises        .60                   1,703,440

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here
make up 7.07% of net assets


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6   AXP DISCOVERY FUND -- ANNUAL REPORT


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Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.


* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.How

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7   AXP DISCOVERY FUND -- ANNUAL REPORT

The Fund's Long-term Performance

(line chart)
                  Value of your $10,000 in AXP Discovery Fund
$50,000

$40,000

$30,000              Russell 2000(R) Index
                                                                 $18,038
$20,000        S&P SmallCap 600 Index                      AXP Discovery
                                                            Fund Class A
$9,425

'91     '92    '93     '94    '95     '96    '97     '98     '99     '00     '01

Average Annual Total Returns (as of July 31, 2001)
               1 year         5 years         10 years        Since inception
 Class A      -18.84%          +2.17%           +6.08%              N/A
 Class B      -17.03%          +2.49%            N/A               +4.96%*
 Class C      -15.26%            N/A             N/A              -18.63%**
 Class Y      -13.57%          +3.55%            N/A               +5.94%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 8/1/91 to 7/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $12,160. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) and the Russell 2000(R) Index. In comparing AXP Discovery Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

S&P SmallCap 600 Index, an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

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8   AXP DISCOVERY FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 68 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                        Position held with
address,                     Registrant and        Principal occupations during
age                          length of service     past five years                Other directorships
---------------------------- --------------------- ------------------------------ ---------------------------
H. Brewster Atwater, Jr.     Board member since    Retired chair and chief        Merck & Co., Inc.
4900 IDS Tower               1996                  executive officer, General     (pharmaceuticals)
Minneapolis, MN 55402                              Mills, Inc.  (consumer foods)
Born in 1931
---------------------------- --------------------- ------------------------------ ---------------------------
Arne H. Carlson              Chair of the Board    Chair, Board Services
901 S. Marquette Ave.        since 1999            Corporation (provides
Minneapolis, MN 55402                              administrative  services to
Born in 1934                                       boards)  Former Governor of
                                                   Minnesota
---------------------------- --------------------- ------------------------------ ---------------------------
Lynne V. Cheney American     Board member since    Distinguished Fellow, AEI      The Reader's Digest
Enterprise Institute for     1994                                                 Association Inc.
Public Policy Research
(AEI) 1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
---------------------------- --------------------- ------------------------------ ---------------------------
Livio D. DeSimone            Board member since    Retired chair of the board     Cargill, Incorporated
30 Seventh Street            2001                  and chief executive officer,   (commodity merchants and
St. Paul, MN 55101-4901                            Minnesota Mining and           processors), Target
Born in 1936                                       Manufacturing (3M)             Corporation (department
                                                                                  stores), General Mills,
                                                                                  Inc. (consumer foods) and
                                                                                  Vulcan Materials Company
                                                                                  (construction
                                                                                  materials/chemicals)
---------------------------- --------------------- ------------------------------ ---------------------------
Ira D. Hall                  Board member since    Treasurer, Texaco Inc. since
Texaco, Inc. 2000            2001                  1998.  Prior to that,
Westchester Avenue                                 director, International
White Plains, NY 10650                             Operations IBM Corp.
Born in 1944
---------------------------- --------------------- ------------------------------ ---------------------------
Heinz F. Hutter              Board member  since   Retired president and chief
P.O. Box 2187                1994                  operating officer, Cargill,
Minneapolis, MN 55402                              Incorporated (commodity
Born in 1929                                       merchants and processors)
---------------------------- --------------------- ------------------------------ ---------------------------
Anne P. Jones                Board member since    Attorney and                   Motorola, Inc.
5716 Bent Branch Rd.         1985                  telecommunications             (electronics)
Bethesda, MD 20816                                 consultant
Born in 1935
---------------------------- --------------------- ------------------------------ ---------------------------
William R. Pearce            Board member  since   RII Weyerhaeuser World
2050 One Financial Plaza     1980                  Timberfund, L.P. (develops
Minneapolis, MN 55402                              timber resources) -
Born in 1927                                       management committee; Former
                                                   chair, American Express Funds
---------------------------- --------------------- ------------------------------ ---------------------------


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9   AXP DISCOVERY FUND -- ANNUAL REPORT


Independent Board Members

Name,                        Position held with
address,                     Registrant and        Principal occupations during
age                          length of service     past five years                Other directorships
---------------------------- --------------------- ------------------------------ ---------------------------
Alan K. Simpson              Board member since    Former three-term United       Biogen, Inc.
1201 Sunshine Ave.           1997                  States Senator for Wyoming     (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
---------------------------- --------------------- ------------------------------ ---------------------------
C. Angus Wurtele             Board member  since   Retired chair of the board     The Valspar Corporation
Suite 1700,                  1994                  and  chief executive           (paints), Bemis
Foshay Tower                                       officer,  The Valspar          Corporation (packaging)
Minneapolis, MN 55402                              Corporation
Born in 1934
---------------------------- --------------------- ------------------------------ ---------------------------


Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                        Position held with
address,                     Registrant and        Principal occupations during
age                          length of service     past five years                Other directorships
---------------------------- --------------------- ------------------------------ ---------------------------
David R. Hubers              Board member  since   Retired chief executive        Chronimed Inc.
50643 AXP Financial Center   1993                  officer, director and chair    (specialty
Minneapolis, MN 55474                              of the board  of AEFC          pharmaceutical
Born in 1943                                                                      distribution) RTW Inc.
                                                                                  (manages workers
                                                                                  compensation programs)
                                                                                  Lawson Software, Inc.
                                                                                  (technology based
                                                                                  business  applications)
---------------------------- --------------------- ------------------------------ ---------------------------
John R. Thomas               Board member  since   Senior vice president -
50652 AXP Financial Center   1987,  president      information and technology
Minneapolis, MN 55474        since 1997            of AEFC
Born in 1937
---------------------------- --------------------- ------------------------------ ---------------------------


The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name,                        Position held with
address,                     Registrant and        Principal occupations during
age                          length of service     past five years                Other directorships
---------------------------- --------------------- ------------------------------ ---------------------------
John M. Knight               Treasurer since 1999  Vice president -  investment
50005 AXP Financial Center                         accounting of AEFC
Minneapolis, MN 55474
Born in 1952
---------------------------- --------------------- ------------------------------ ---------------------------
Leslie L. Ogg                Vice president,       President of Board Services
901 S. Marquette Ave.        general counsel and   Corporation
Minneapolis, MN 55402        secretary  since
Born in 1938                 1978
---------------------------- --------------------- ------------------------------ ---------------------------
Frederick C. Quirsfeld       Vice president        Senior vice president -
53609 AXP Financial Center   since 1998            fixed income of AEFC
Minneapolis, MN 55474
Born in 1947
---------------------------- --------------------- ------------------------------ ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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10   AXP DISCOVERY FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP DISCOVERY FUND, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Discovery Fund, Inc. as of July 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2001, and the financial highlights for each of the years in the five-year period ended July 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Discovery Fund, Inc. as of July 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Minneapolis, Minnesota
September 7, 2001



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11   AXP DISCOVERY FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Discovery Fund, Inc.

July 31, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $302,933,296)                                  $295,789,535
Cash in bank on demand deposit                                        1,696,204
Dividends and accrued interest receivable                                37,867
Receivable for investment securities sold                             3,714,614
U.S. government securities held as collateral (Note 5)                  677,087
                                                                        -------
Total assets                                                        301,915,307
                                                                    -----------

Liabilities
Payable for investment securities purchased                          11,392,115
Payable upon return of securities loaned (Note 5)                     7,400,687
Accrued investment management services fee                                4,959
Accrued distribution fee                                                  2,828
Accrued service fee                                                           4
Accrued transfer agency fee                                               1,000
Accrued administrative services fee                                         462
Other accrued expenses                                                   82,019
                                                                         ------
Total liabilities                                                    18,884,074
                                                                     ----------
Net assets applicable to outstanding capital stock                 $283,031,233
                                                                   ------------

Represented by
Capital stock -- $.01 par value (Note 1)                           $    428,328
Additional paid-in capital                                          366,745,692
Accumulated net realized gain (loss) (Note 6)                       (76,999,026)
Unrealized appreciation (depreciation) on investments                (7,143,761)
                                                                     ----------
Total -- representing net assets applicable
   to outstanding capital stock                                    $283,031,233
                                                                   ============
Net assets applicable to outstanding shares:
                                 Class A                           $238,594,391
                                 Class B                           $ 43,129,784
                                 Class C                           $      8,614
                                 Class Y                           $  1,298,444
Net asset value per share of outstanding capital stock:
                                 Class A shares      35,723,753    $       6.68
                                 Class B shares       6,914,925    $       6.24
                                 Class C shares           1,382    $       6.23
                                 Class Y shares         192,745    $       6.74

See accompanying notes to financial statements.


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12   AXP DISCOVERY FUND -- ANNUAL REPORT

Statement of operations
AXP Discovery Fund, Inc.

Year ended July 31, 2001
Investment income
Income:
Dividends                                                          $  1,357,955
Interest                                                              1,771,527
                                                                      ---------
Total income                                                          3,129,482
                                                                      ---------
Expenses (Note 2):
Investment management services fee                                    1,657,144
Distribution fee
   Class A                                                              772,739
   Class B                                                              587,209
   Class C                                                                   69
Transfer agency fee                                                     764,793
Incremental transfer agency fee
   Class A                                                               70,482
   Class B                                                               27,406
   Class C                                                                   10
Service fee -- Class Y                                                    3,935
Administrative services fees and expenses                               223,384
Compensation of board members                                             8,650
Custodian fees                                                           89,788
Printing and postage                                                     83,306
Registration fees                                                        55,063
Audit fees                                                               26,250
Other                                                                    20,086
                                                                         ------
Total expenses                                                        4,390,314
   Earnings credits on cash balances (Note 2)                           (37,223)
                                                                        -------
Total net expenses                                                    4,353,091
                                                                      ---------
Investment income (loss) -- net                                      (1,223,609)
                                                                     ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)          (69,234,685)
Net change in unrealized appreciation
   (depreciation) on investments                                     15,196,264
                                                                     ----------
Net gain (loss) on investments                                      (54,038,421)
                                                                    -----------
Net increase (decrease) in net assets resulting from operations    $(55,262,030)
                                                                   ============

See accompanying notes to financial statements.




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13   AXP DISCOVERY FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Discovery Fund, Inc.

Year ended July 31,                                     2001          2000
Operations and distributions
Investment income (loss) -- net                   $  (1,223,609) $  (3,258,866)
Net realized gain (loss) on investments             (69,234,685)   102,480,957
Net change in unrealized appreciation
   (depreciation) on investments                     15,196,264   (121,884,629)
                                                     ----------   ------------
Net increase (decrease) in net assets
   resulting from operations                        (55,262,030)   (22,662,538)
                                                    -----------    -----------
Distributions to shareholders from:
   Net realized gain
   Class A                                          (70,855,837)   (17,078,519)
   Class B                                          (14,181,542)    (3,710,256)
   Class C                                               (1,243)            --
   Class Y                                           (1,550,700)    (2,147,477)
                                                     ----------     ----------
Total distributions                                 (86,589,322)   (22,936,252)
                                                    -----------    -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                           48,800,754     90,535,607
   Class B shares                                     2,791,407     15,744,957
   Class C shares                                        10,561          2,000
   Class Y shares                                       807,608     27,573,279
Reinvestment of distributions at net asset value
   Class A shares                                    69,704,251     16,586,345
   Class B shares                                    14,011,930      3,677,039
   Class C shares                                         1,243             --
   Class Y shares                                     1,550,700      2,147,477
Payments for redemptions
   Class A shares                                  (179,360,257)  (411,465,703)
   Class B shares (Note 2)                          (32,849,898)   (81,599,078)
   Class C shares (Note 2)                               (2,690)            --
   Class Y shares                                    (6,860,266)  (105,581,732)
                                                     ----------   ------------
Increase (decrease) in net assets
   from capital share transactions                  (81,394,657)  (442,379,809)
                                                    -----------   ------------
Total increase (decrease) in net assets            (223,246,009)  (487,978,599)
Net assets at beginning of year                     506,277,242    994,255,841
                                                    -----------    -----------
Net assets at end of year                         $ 283,031,233  $ 506,277,242
                                                  =============  =============
Undistributed net investment income               $          --  $       5,193
                                                  -------------  -------------

See accompanying notes to financial statements.




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14   AXP DISCOVERY FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Discovery Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks of small-sized U.S. companies.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 186 shares of capital stock at $10.74 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an

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option is that the Fund pays a premium whether or not the option is exercised.
The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales
The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for

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delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,218,416 and accumulated net realized loss has been decreased by $787,028 resulting in a net reclassification adjustment to decrease additional paid-in capital by $2,005,444.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Discovery Fund, Inc. to the Lipper Small-Cap Core Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $691,147 for the year ended July 31, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this

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agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $177,692 for Class A, $69,504 for Class B and $18 for Class C for the year ended July 31, 2001.

During the year ended July 31, 2001, the Fund's custodian and transfer agency fees were reduced by $37,223 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $411,684,206 and $565,433,642, respectively, for the year ended July 31, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $11,649 for the year ended July 31, 2001.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended July 31, 2001
                                             Class A          Class B          Class C          Class Y
Sold                                        6,246,349           352,261          1,455            91,573
Issued for reinvested distributions        10,388,092         2,227,652            197           229,733
Redeemed                                  (21,347,816)       (4,036,946)          (456)         (890,301)
                                          -----------        ----------           ----          --------
Net increase (decrease)                    (4,713,375)       (1,457,033)         1,196          (568,995)


                                                              Year ended July 31, 2000
                                             Class A          Class B           Class C*          Class Y
Sold                                        8,473,308         1,547,701            186         2,566,378
Issued for reinvested distributions         1,622,888           374,706             --           209,714
Redeemed                                  (38,299,858)       (7,914,967)            --        (9,555,950)
                                          -----------        ----------            ---        ----------
Net increase (decrease)                   (28,203,662)       (5,992,560)           186        (6,779,858)

* Inception date was June 26, 2000.

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5. LENDING OF PORTFOLIO SECURITIES
As of July 31, 2001, securities valued at $7,243,682 were on loan to brokers. For collateral, the Fund received $6,723,600 in cash and U.S. government securities valued at $677,087. Income from securities lending amounted to $259,039 for the year ended July 31, 2001. The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $70,931,795 as of July 31, 2001, that will expire in 2009 through 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2001.

8. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.



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9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)
Fiscal period ended July 31,                    2001         2000         1999        1998         1997
Net asset value, beginning of period          $10.29        $11.04       $11.18      $13.02       $10.73
                                              ------        ------       ------      ------       ------
Income from investment operations:
Net investment income (loss)                    (.02)         (.05)        (.06)       (.04)        (.04)
Net gains (losses)
   (both realized and unrealized)              (1.40)         (.42)         .63        (.24)        3.95
                                               -----          ----          ---        ----         ----
Total from investment operations               (1.42)         (.47)         .57        (.28)        3.91
                                               -----          ----          ---        ----         ----
Less distributions:
Dividends from net investment income              --            --           --          --         (.03)
Distributions from realized gains              (2.19)         (.28)        (.71)      (1.56)       (1.59)
                                               -----          ----         ----       -----        -----
Total distributions                            (2.19)         (.28)        (.71)      (1.56)       (1.62)
                                               -----          ----         ----       -----        -----
Net asset value, end of period                $ 6.68        $10.29       $11.04      $11.18       $13.02
                                              ------        ------       ------      ------       ------

Ratios/supplemental data
Net assets, end of period (in millions)         $239          $416         $758        $864         $904
                                                ----          ----         ----        ----         ----
Ratio of expenses
   to average daily net assets(c)              1.06%         1.03%        1.05%       1.03%        1.13%
                                               ----          ----         ----        ----         ----
Ratio of net investment income (loss)
   to average daily net assets                 (.21%)        (.31%)       (.54%)      (.30%)       (.32%)
                                               ----          ----         ----        ----         ----
Portfolio turnover rate
   (excluding short-term securities)            115%          243%         188%        145%         153%
                                                ---           ---          ---         ---          ---
Total return(e)                              (13.88%)       (4.19%)       5.45%      (2.42%)      39.12%
                                             ------         -----         ----       -----        -----



Class B

Per share income and capital changes(a)
Fiscal period ended July 31,                   2001          2000         1999        1998         1997
Net asset value, beginning of period          $ 9.84        $10.65       $10.90      $12.82       $10.63
                                              ------        ------       ------      ------       ------
Income from investment operations:
Net investment income (loss)                    (.08)         (.13)        (.14)       (.11)        (.11)
Net gains (losses)
   (both realized and unrealized)              (1.33)         (.40)         .60        (.25)        3.89
                                               -----          ----          ---        ----         ----
Total from investment operations               (1.41)         (.53)         .46        (.36)        3.78
                                               -----          ----          ---        ----         ----
Less distributions:
Distributions from realized gains              (2.19)         (.28)        (.71)      (1.56)       (1.59)
                                               -----          ----         ----       -----        -----
Net asset value, end of period                $ 6.24        $ 9.84       $10.65      $10.90       $12.82
                                              ------        ------       ------      ------       ------

Ratios/supplemental data
Net assets, end of period (in millions)          $43           $82         $153        $141         $101
                                                 ---           ---         ----        ----         ----
Ratio of expenses
   to average daily net assets(c)              1.83%         1.80%        1.82%       1.79%        1.90%
                                               ----          ----         ----        ----         ----
Ratio of net investment income
   (loss) to average daily net assets          (.98%)       (1.08%)      (1.30%)     (1.04%)      (1.10%)
                                               ----         -----        -----       -----        -----
Portfolio turnover rate
   (excluding short-term securities)            115%          243%         188%        145%         153%
                                                ---           ---          ---         ---          ---
Total return(e)                              (14.49%)       (4.97%)       4.65%      (3.16%)      38.06%
                                             ------         -----         ----       -----        -----

See accompanying notes to financial highlights.


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Class C

Per share income and capital changes(a)
Fiscal period ended July 31,                   2001        2000(b)
Net asset value, beginning of period          $ 9.84        $10.53
                                              ------        ------
Income from investment operations:
Net investment income (loss)                    (.08)         (.02)
Net gains (losses)
   (both realized and unrealized)              (1.34)         (.67)
                                               -----          ----
Total from investment operations               (1.42)         (.69)
                                               -----          ----
Less distributions:
Distributions from realized gains              (2.19)           --
                                               -----        ------
Net asset value, end of period                $ 6.23        $ 9.84
                                              ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)          $--           $--
                                                 ---           ---
Ratio of expenses
   to average daily net assets(c)              1.83%         1.80%(d)
                                               ----          ----
Ratio of net investment income
   (loss) to average daily net assets         (1.01%)        (.97%)(d)
                                              -----          ----
Portfolio turnover rate
   (excluding short-term securities)            115%          243%
                                                ---           ---
Total return(e)                              (14.63%)       (6.55%)
                                             ------         -----


Class Y

Per share income and capital changes(a)
Fiscal period ended July 31,                   2001          2000         1999        1998         1997
Net asset value, beginning of period          $10.33        $11.07       $11.20      $13.03       $10.73
                                              ------        ------       ------      ------       ------
Income from investment operations:
Net investment income (loss)                    (.01)         (.04)        (.05)       (.03)        (.01)
Net gains (losses)
   (both realized and unrealized)              (1.39)         (.42)         .63        (.24)        3.95
                                               -----          ----          ---        ----         ----
Total from investment operations               (1.40)         (.46)         .58        (.27)        3.94
                                               -----          ----          ---        ----         ----
Less distributions:
Dividends from net investment income              --            --           --          --         (.05)
Distributions from realized gains              (2.19)         (.28)        (.71)      (1.56)       (1.59)
                                               -----          ----         ----       -----        -----
Total distributions                            (2.19)         (.28)        (.71)      (1.56)       (1.64)
                                               -----          ----         ----       -----        -----
Net asset value, end of period                $ 6.74        $10.33       $11.07      $11.20       $13.03
                                              ------        ------       ------      ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)           $1            $8          $83         $83          $72
                                                  --            --          ---         ---          ---
Ratio of expenses
   to average daily net assets(c)               .86%          .87%         .96%        .96%         .98%
                                                ---           ---          ---         ---          ---
Ratio of net investment income
   (loss) to average daily net assets          (.14%)        (.11%)       (.44%)      (.22%)       (.17%)
                                               ----          ----         ----        ----         ----
Portfolio turnover rate
   (excluding short-term securities)            115%          243%         188%        145%         153%
                                                ---           ---          ---         ---          ---
Total return(e)                              (13.57%)       (4.08%)       5.55%      (2.34%)      39.32%
                                             ------         -----         ----       -----        -----

Notes to financial highlights
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.



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Investments in Securities

AXP Discovery Fund, Inc.

July 31, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (95.7%)
Issuer                              Shares              Value(a)

Aerospace & defense (1.3%)
Aeroflex                           112,700(b)         $1,177,715
Alliant Techsystems                 13,000(b)          1,289,600
BE Aerospace                        42,200(b)            783,654
Precision Castparts                 14,900               543,850
Total                                                  3,794,819

Airlines (0.7%)
Atlantic Coast Airlines Holdings    46,000(b)          1,336,300
Frontier Airlines                   48,000(b)            724,800
Total                                                  2,061,100

Automotive & related (1.6%)
American Axle & Mfg Holdings        15,000(b)            315,300
BorgWarner                          11,000               582,890
Dollar Thrifty Automotive Group     90,000(b)          1,683,000
Lear                                28,000(b)          1,108,800
Superior Inds Intl                  22,000               933,460
Total                                                  4,623,450

Banks and savings & loans (4.0%)
Boston Private Financial Holdings   32,000               759,040
Dime Community Bancshares           17,400               661,200
Downey Financial                    20,800             1,218,256
East West Bancorp                   47,000             1,199,440
First Midwest Bancorp               28,211               929,270
Greater Bay Bancorp                 60,800             1,606,944
New York Community Bancorp          29,800             1,267,394
R & G Financial Cl B                40,000(c)            712,400
Silicon Valley Bancshares           43,385(b)            874,642
Southwest Bancorp of Texas          33,000(b)          1,109,460
Sterling Bancshares                 44,000               882,640
Total                                                 11,220,686

Beverages & tobacco (0.5%)
Constellation Brands                21,262(b)            895,555
Standard Commercial                 36,900               629,145
Total                                                  1,524,700

Building materials & construction (3.4%)
Dal-Tile Intl                       92,200(b)          1,784,070
EMCOR Group                         21,000(b)            913,080
Horton (DR)                         21,316               587,256
Insituform Technologies Cl A        26,000(b)            912,600
Louisiana-Pacific                   49,000               520,380
M.D.C. Holdings                     21,000               880,740
NVR                                  7,700(b)          1,357,125
Ryland Group                        21,000             1,312,290
Schuler Homes Cl A                  55,000(b)            796,400
Toll Brothers                       13,000(b)            513,500
Total                                                  9,577,441

Chemicals (2.8%)
Cambrex                             34,000             1,620,100
Cytec Inds                          32,800(b)          1,065,672
Georgia Gulf                        54,000               893,700
OM Group                            24,600             1,439,100
Stericycle                          12,000(b)            590,880
Waste Connections                   45,800(b)          1,492,622
Wellman                             63,000               830,970
Total                                                  7,933,044

Communications equipment & services (3.4%)
AirGate PCS                         17,000(b)            972,570
ANTEC                              102,000(b)          1,050,600
Commonwealth Telephone
  Enterprises                       39,800(b)          1,703,440
General Communication Cl A          63,000(b)            754,110
Leap Wireless Intl                  30,700(b,e)          753,378
Plantronics                         40,000(b)            850,000
Powerwave Technologies              48,000(b)            823,680
Proxim                             116,122(b)            987,037
REMEC                              107,450(b)          1,195,919
UbiquiTel                           55,500(b)            438,450
WJ Communications                   20,700(b)             81,351
Total                                                  9,610,535

Computer software & services (0.8%)
Edwards (JD) & Co                  103,000(b)          1,313,250
Manugistics Group                   33,800(b)            733,798
Portal Software                     68,400(b)            184,680
Total                                                  2,231,728

Computers & office equipment (9.4%)
Actuate                             84,900(b)            867,678
Advent Software                     11,000(b)            621,720
BARRA                               25,300(b)          1,262,470

See accompanying notes to investments in securities.

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Common stocks (continued)
Issuer                              Shares              Value(a)

Computers & office equipment (cont.)
Black Box                           16,000(b)           $877,760
Cognizant Technology Solutions      38,000(b)          1,681,501
Concurrent Computer                 18,000(b)            159,120
Embarcadero Technologies            60,000(b)          1,009,200
Henry (Jack) & Associates           43,082             1,217,928
HNC Software                        35,600(b)            985,408
IKON Office Solutions              116,000               902,480
Inrange Technologies Cl B           45,000(b,e)          542,250
Insight Enterprises                 42,400(b)            869,624
Intermagnetics General              26,500(b)            828,125
Interwoven                          68,000(b)            699,720
IntraNet Solutions                  38,809(b)            914,340
Iomega                             147,000(b)            233,730
Kronos                              20,000(b)            881,400
M-Systems Flash Disk Pioneers       53,000(b,c)          396,970
Manhattan Associates                27,900(b)            874,107
Mentor Graphics                     48,600(b)            906,390
Mercury Computer Systems            29,000(b)            917,850
Merix                               36,200(b)            882,194
Netegrity                           43,900(b)          1,140,083
Planar Systems                      26,000(b)            792,740
RSA Security                        45,911(b)          1,124,360
Saba Software                       30,000(b)            385,500
Secure Computing                   103,000(b)          1,627,400
SERENA Software                     30,000(b)            630,600
THQ                                 22,000(b)          1,092,300
Varian                              46,600(b)          1,341,148
Total                                                 26,666,096

Electronics (11.4%)
Actel                               34,400(b)            753,360
Alpha Inds                          33,299(b)          1,269,358
Amphenol Cl A                       15,000(b)            622,200
Anixter Intl                        28,000(b)            807,800
Axcelis Technologies                81,000(b)          1,147,770
AXT                                 40,000(b)            859,200
Brooks Automation                   15,000(b)            713,550
Cirrus Logic                        32,000(b)            592,000
DDi                                 53,000(b)          1,030,320
Elantec Semiconductor               32,050(b)          1,209,888
Electro Scientific Inds             16,500(b)            530,475
Entegis                             60,600(b)            693,870
Esterline Technologies              31,750(b)            679,450
Exar                                64,300(b)          1,546,414
Harman Intl Inds                    41,610             1,539,569
Helix Technology                    49,000             1,295,560
Littelfuse                          29,000(b)            813,450
Microsemi                           14,000(b)            896,700
Microtune                           36,000(b)            734,400
Nanometrics                         29,200(b)            963,600
Newport                             16,600               380,970
Oak Technology                      79,100(b)            711,109
Park Electrochemical                35,000               862,750
Photon Dynamics                     25,000(b)            972,500
Photronics                          41,000(b)            856,900
Pixelworks                          39,000(b)            807,300
Plexus                              23,100(b)            827,211
Rudolph Technologies                15,000(b)            622,500
SBS Technologies                    45,000(b)            854,100
Sensormatic Electronics             56,800(b)            836,664
Technitrol                          32,394               804,019
Therma-Wave                         60,000(b)            846,000
TriQuint Semiconductor              44,000(b)            996,600
Varian Medical Systems              21,110(b)          1,509,365
Varian Semiconductor
  Equipment Associates              22,000(b)            773,520
Veeco Instruments                   29,000(b)          1,071,550
Total                                                 32,431,992

Energy (3.4%)
Barrett Resources                   15,000(b)            883,500
Brown (Tom)                         27,000(b)            653,670
Chesapeake Energy                  187,000(b)          1,208,020
Pogo Producing                      61,300             1,517,788
Stone Energy                        43,900(b)          1,999,645
Swift Energy                        46,000(b)          1,436,580
Vintage Petroleum                  107,000             1,984,850
Total                                                  9,684,053

Energy equipment & services (1.8%)
Grey Wolf                           70,000(b)            218,400
Lone Star Technologies              38,700(b)            870,750
Louis Dreyfus Natural Gas           18,000(b)            587,160
Patterson-UTI Energy                83,300(b)          1,476,076
Pride Intl                          74,227(b)          1,152,003
Remington Oil & Gas                 38,000(b)            569,620
Torch Offshore                      14,100(b)            112,518
Total                                                  4,986,527

Financial services (1.8%)
Affiliated Managers Group           22,400(b)          1,517,376
Doral Financial                     23,200               859,792
Metris Companies                    37,100             1,287,370
Raymond James Financial             47,200             1,411,280
Total                                                  5,075,818


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23   AXP DISCOVERY FUND -- ANNUAL REPORT

Issuer                              Shares              Value(a)

Food (2.5%)
American Italian Pasta Cl A         30,000(b)         $1,417,500
Delta & Pine Land                   68,000             1,336,880
Green Mountain Coffee               20,600(b)            791,246
Performance Food Group              45,714(b)          1,389,706
Smithfield Foods                    20,471(b)            900,724
Suiza Foods                         20,000(b,e)        1,101,800
Total                                                  6,937,856

Furniture & appliances (0.4%)
Ethan Allen Interiors               32,600             1,222,826

Health care (10.6%)
Albany Molecular Research           40,000(b)          1,243,600
ArthoCare                           22,000(b)            661,760
Cell Therapeutics                   53,000(b)          1,619,680
Cephalon                            10,000(b)            639,000
Coherent                            28,686(b)          1,060,808
Cooper Companies                    23,000             1,110,900
Diagnostic Products                 44,000             1,781,120
Enzon                                9,600(b)            616,800
ESC Medical Systems                 32,000(b)            832,960
First Horizon Pharmaceutical        30,000(b)          1,027,200
ILEX Oncology                       40,000(b)            950,000
Integra LifeSciences Holdings       13,000(b)            369,980
Laboratory Corp
  America Holdings                   6,700(b)            602,732
Medicis Pharmaceutical Cl A         17,900(b)            862,780
Mentor                              40,000             1,181,200
Myriad Genetics                     18,200(b)            834,834
Natus Medical                       24,700(b)            368,030
Neurocrine Biosciences              25,000(b)            845,000
Noven Pharmaceuticals               44,300(b)          1,661,250
NPS Pharmaceuticals                 29,000(b)            910,600
Pharmacyclics                       27,000(b)            749,250
Priority Healthcare Cl B            43,000(b)          1,029,850
Regeneron Pharmaceuticals           40,000(b)          1,074,800
Respironics                         44,000(b)          1,403,160
Serologicals                        48,000(b)          1,062,240
SRI/Surgical Express                18,000(b)            580,500
STERIS                              89,000(b)          1,914,390
Techne                              40,010(b)          1,171,893
Vertex Pharmaceuticals              27,900(b)          1,114,605
Zoll Medical                        19,000(b)            692,550
Total                                                 29,973,472

Health care services (6.9%)
AdvancePCS                          15,000(b)            931,500
AmeriPath                           39,000(b)          1,171,170
Apria Healthcare Group              38,000(b)            902,500
ArQule                              36,100(b)            523,089
Bergen Brunswig Cl A                33,000               697,290
Health Net                          31,500(b)            578,025
IMPATH                              20,000(b)            942,800
LifePoint Hospitals                 32,200(b)          1,378,482
Lincare Holdings                    16,000(b)            525,600
Magellan Health Services            84,000(b)          1,007,160
Mid Atlantic Medical Services       72,000(b)          1,512,000
Orthodontic Centers of America      35,000(b)          1,043,000
Owens & Minor                       42,000               768,600
PRAECIS Pharmaceuticals             52,000(b)            569,400
Province Healthcare                 33,000(b)          1,204,500
Stewart Enterprises Cl A           113,000               841,850
Triad Hospitals                     27,500(b)            932,800
U.S. Physical Therapy               48,500(b)            827,895
Universal Health Services Cl B      52,678(b)          2,607,561
XOMA                                36,000(b)            433,800
Total                                                 19,399,022

Household products (0.5%)
Direct Focus                        20,600(b,e)          994,980
Valence Technology                  90,400(b)            541,496
Total                                                  1,536,476

Industrial equipment & services (2.6%)
AGCO                                88,300               910,373
AMETEK                              26,000               813,020
CoorsTek                            31,000(b)            964,100
Covanta Energy                      49,000(b)            800,660
Manitowoc                           36,000             1,000,440
Quixote                             26,000               655,460
Roper Inds                          30,000             1,135,500
Terex                               46,000(b)          1,004,640
Total                                                  7,284,193

Insurance (2.7%)
Brown & Brown                       22,000             1,063,700
Fidelity Natl Financial             58,500             1,499,940
HCC Insurance Holdings              30,000               688,500
RenaissanceRe Holdings              20,550(c)          1,487,820
Scottish Annuity & Life Holdings    18,000(c)            321,300
StanCorp Financial Group            43,200             1,905,120
Triad Guaranty                      15,800(b)            598,820
Total                                                  7,565,200

Leisure time & entertainment (2.5%)
Activision                          11,000(b)            373,120
Anchor Gaming                       19,200(b)            998,016
Aztar                               71,945(b)          1,073,419

See accompanying notes to investments in securities.

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24   AXP DISCOVERY FUND -- ANNUAL REPORT

Issuer                              Shares              Value(a)

Leisure time & entertainment (cont.)
Concord Camera                      84,700(b)           $506,506
GTECH Holdings                      34,000(b)          1,089,700
Polaris Inds                         8,000               391,040
Shuffle Master                      34,500(b)            603,060
Topps                              184,000(b)          2,117,840
Total                                                  7,152,701

Media (2.6%)
ADVO                                34,000(b)          1,327,700
Donnelley (RH)                      50,000(b)          1,550,000
Insight Communications              44,000(b)          1,137,840
Journal Register                    55,000(b)            962,500
Price Communications                57,300(b)          1,117,350
Scholastic                          18,760(b)            697,122
Zomax                               88,900(b)            499,618
Total                                                  7,292,130

Metals (1.1%)
AK Steel Holdings                   21,000               275,310
Carpenter Technology                26,000               713,440
RTI Intl Metals                     26,550(b)            339,840
Shaw Group                          25,900(b)            841,750
Worthington Inds                    62,000               871,720
Total                                                  3,042,060

Miscellaneous (1.9%)
Cell Genesys                        15,000(b)            252,750
Charlotte Russe Holding              9,100(b)            230,958
JAKKS Pacific                       33,000(b)            660,990
Learning Tree Intl                  25,000(b)            574,250
PolyMedica                          19,000(b,e)          669,750
Retek                               31,000(b)            994,480
Rightchoice Managed Care            20,000(b)            991,000
UCBH Holdings                       36,000             1,114,920
Total                                                  5,489,098

Multi-industry conglomerates (2.7%)
Administaff                         40,000(b)          1,007,200
Argosy Gaming                       29,300(b)            773,520
Corinthian Colleges                 31,000(b)          1,438,710
Electronics for Imaging             32,000(b)            705,280
Global Payments                     18,000               581,400
Lancaster Colony                     1,000                32,780
Mettler-Toledo Intl                 20,600(b)            877,560
Modis Professional Services        119,000(b)            758,030
Stewart & Stevenson Services        23,000               683,560
YORK Intl                           23,000               761,760
Total                                                  7,619,800

Paper & packaging (0.9%)
AEP Inds                             5,700(b)            161,196
Ball                                25,500             1,260,465
Packaging Corp of America           50,100(b)            989,475
Total                                                  2,411,136

Restaurants & lodging (1.4%)
Cheesecake Factory (The)            18,755(b)            570,152
P.F. Chang's China Bistro           54,000(b,e)        2,209,680
RARE Hospitality Intl               64,600(b)          1,321,716
Total                                                  4,101,548

Retail (4.1%)
American Eagle Outfitters           14,500(b)            532,875
AnnTaylor Stores                    36,100(b)          1,158,810
Barnes & Noble                      16,500(b)            646,800
Checkpoint Systems                  16,000(b)            193,600
Circuit City Stores-CarMax Group    80,000(b)          1,260,800
Deb Shops                           15,000               306,000
Gart Sports                         23,000(b,e)          412,390
J. Jill Group                       21,500(b)            325,080
Linens `N Things                    44,000(b)          1,130,800
NBTY                                51,000(b)            792,030
Phillips-Van Heusen                 65,000               890,500
Reade (Duane)                       11,500(b)            423,200
Rent-A-Center                       18,000(b)            649,440
ShopKo Stores                       78,000(b)            674,700
Tweeter Home Entertainment Group    20,200(b)            576,306
Wet Seal Cl A                       23,175(b)            316,571
Zale                                40,884(b)          1,379,835
Total                                                 11,669,737

Textiles & apparel (1.9%)
Chico's FAS                         31,500(b)          1,174,005
Columbia Sportswear                 19,500(b)            757,380
Genesco                             20,000(b)            651,000
Hot Topic                           26,000(b)            696,800
Polo Ralph Lauren Cl A              23,000(b)            563,500
Skechers U.S.A. Cl A                24,000(b)            506,400
Tommy Hilfiger                      65,000(b)            926,900
Total                                                  5,275,985

Transportation (1.7%)
Airborne                            77,000               973,280
Arkansas Best                       25,900(b)            714,840
Forward Air                         35,000(b)            967,750
Landstar System                     18,900(b)          1,436,400
Yellow Corp                         30,000(b)            652,800
Total                                                  4,745,070

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
25   AXP DISCOVERY FUND -- ANNUAL REPORT

Issuer                              Shares              Value(a)

Utilities -- electric (1.8%)
Conectiv                            42,800              $989,536
El Paso Electric                    67,226(b)            974,105
Idacorp                             37,000             1,369,000
Public Service Co
  of New Mexico                     56,000             1,658,160
Total                                                  4,990,801

Utilities -- gas (0.6%)
Energen                             45,000             1,147,500
Western Gas Resources               18,000               534,960
Total                                                  1,682,460

Total common stocks
(Cost: $277,951,507)                                $270,813,560


Short-term securities (8.8%)
Issuer      Annualized              Amount              Value(a)
           yield on date          payable at
            of purchase            maturity

U.S. government agencies (8.6%)
Federal Home Loan Bank Disc Nts
  08-03-01     3.79%            $1,700,000            $1,699,446
  08-15-01     3.61                700,000               698,950
  09-12-01     3.66              5,000,000             4,977,604
  10-19-01     3.55              2,300,000             2,281,242
  10-26-01     3.55              3,200,000             3,171,619
Federal Home Loan Mtge Corp Disc Nts
  08-23-01     3.90              1,500,000             1,496,376
  09-04-01     3.66              3,600,000             3,587,243
  10-04-01     3.63              1,500,000             1,490,060
Federal Natl Mtge Assn Disc Nts
  08-02-01     3.85                800,000               799,819
  08-14-01     3.73                900,000               898,698
  10-04-01     3.60              3,400,000             3,377,470
Total                                                 24,478,527

Commercial paper (0.2%)
CAFCO
  09-18-01     3.69                500,000(d)            497,448

Total short-term securities
(Cost: $24,981,789)                                  $24,975,975

Total investments in securities
(Cost: $302,933,296)(f,g)                           $295,789,535



See accompanying notes to investments in securities.



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26   AXP DISCOVERY FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2001, the value of foreign securities represented 1.03% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 5 to the financial statements.

(f) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended July 31, 2001 are as follows:

     Issuer            Beginning        Purchase          Sales        Ending         Dividend       Value(a)
                         cost             cost            cost          cost           income
     PFSweb*          $9,110,900           $--         $9,110,900        $--             $--            $--

     * Issuer was not an affiliate for the entire year ended July 31, 2001.

(g) At July 31, 2001, the cost of securities for federal income tax purposes was $309,000,385 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $ 27,254,652
     Unrealized depreciation                                  (40,465,502)
                                                              -----------
     Net unrealized depreciation                             $(13,210,850)
                                                             ------------



--------------------------------------------------------------------------------
27   AXP DISCOVERY FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax adviser on how to report distributions for state and local tax purposes.

AXP Discovery Fund, Inc.
Fiscal year ended July 31, 2001

Class A
Income distribution taxable as dividend income, none qualifying for deduction by corporations.
Payable date                                                         Per share
Dec. 21, 2000                                                        $2.15885

Capital gain distribution taxable as long-term capital gain.
Payable date                                                         Per share
Dec. 21, 2000                                                        $0.03245
Total distributions                                                  $2.19130

The distributions of $2.19130 per share, payable Dec. 21, 2000, consisted of $2.15885 from net short-term capital gains and $0.03245 from net long-term capital gains.

Class B
Income distribution taxable as dividend income, none qualifying for deduction by corporations.
Payable date                                                         Per share
Dec. 21, 2000                                                        $2.15885

Capital gain distribution taxable as long-term capital gain.
Payable date                                                         Per share
Dec. 31, 2000                                                        $0.03245
Total distributions                                                  $2.19130

The distributions of $2.19130 per share, payable Dec. 21, 2000, consisted of $2.15885 from net short-term capital gains and $0.03245 from net long-term capital gains.

Class C
Income distribution taxable as dividend income, none qualifying for deduction by corporations.
Payable date                                                         Per share
Dec. 21, 2000                                                        $2.15885

Capital gain distribution taxable as long-term capital gain.
Payable date                                                         Per share
Dec. 21, 2000                                                        $0.03245
Total distributions                                                  $2.19130

The distributions of $2.19130 per share, payable Dec. 21, 2000, consisted of $2.15885 from net short-term capital gains and $0.03245 from net long-term capital gains.


--------------------------------------------------------------------------------
28   AXP DISCOVERY FUND -- ANNUAL REPORT

Class Y
Income distribution taxable as dividend income, none qualifying for deduction by corporations.
Payable date                                                         Per share
Dec. 21, 2000                                                        $2.15885

Capital gain distribution taxable as long-term capital gain.
Payable date                                                         Per share
Dec. 21, 2000                                                        $0.03245
Total distributions                                                  $2.19130

The distributions of $2.19130 per share, payable Dec. 21, 2000, consisted of $2.15885 from net short-term capital gains and $0.03245 from net long-term capital gains.


--------------------------------------------------------------------------------
29   AXP DISCOVERY FUND -- ANNUAL REPORT

AXP Discovery Fund                                              PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
americanexpress.com                                                 EXPRESS

Ticker Symbol
Class A: INDYX             Class B: IDIBX
Class C: N/A               Class Y: N/A


This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                         (logo) American Express

                                                                 S-6457 W (9/01)